Exhibit 10.4

FOURTEENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS FOURTEENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made effective as of May 21, 2019 (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.          Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 29, 2017, as amended (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community (the “Community”) in the County of Arapahoe, State of Colorado.

B.           Seller and Purchaser desire to amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.            Recitals; Capitalized Terms.  The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.  Capitalized terms not defined in this Amendment shall have the meanings set forth in the Contract.

2.          Takedown 1(b) Closing Date.  The Takedown 1(b) Closing, consisting of those twenty-five (25) Lots identified on Exhibit A, attached hereto and incorporated herein by this reference, will occur on May 21, 2019, or such earlier date as mutually agreed upon by the Parties (“Takedown 1(b) Closing Date”).

3.          Substantial Completion of the Takedown 1(b) Lots.  The Parties acknowledge and agree that only eleven (11) of the Takedown 1(b) Lots will be Substantially Completed (the “Substantially Completed Lots”) as of the Takedown 1(b) Closing Date and that the remaining fourteen (14) Takedown 1(b) Lots will not be Substantially Completed (the “Uncompleted Lots”), as of the Takedown 1(b) Closing Date.  Prior to the Takedown 1(b) Closing Date, the Parties will conduct a joint walk-through inspection of the Substantially Completed Lots and identify any Punch-List Items related thereto, which Seller will timely complete within ninety (90) days after the Takedown 1(b) Closing Date.  On or before that date which is twenty-one (21) days after the Takedown 1(b) Closing, and subject to Force Majeure, Seller will Substantially Complete the Uncompleted Lots.  Once Seller believes that it has Substantially Completed the Uncompleted Lots, Seller will deliver to Purchaser a Completion Notice and the Parties’ will thereafter conduct a joint walk-through inspection of the Uncompleted Lots and identify the Punch-List Items related thereto, to be timely completed within ninety (90) days after the date of the joint walk-through of the Uncompleted Lots.

4.           Construction.  Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

5.            Authority.  Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

6.            Headings.  The Section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

7.           Ratified and Confirmed.  The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control.

8.           Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument.  Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By:	/s/ Mark Harding
Name:	Mark Harding
Title:	President

PURCHASER:

KB HOME COLORADO INC., a Colorado corporation

By:	/s/ Randy Carpenter
Name:	Randy Carpenter
Title:	President

Exhibit A
Takedown 1(b) Lots

LOTS 1 THROUGH 7, INCLUSIVE AND LOTS 34 THROUGH 43, INCLUSIVE, BLOCK 6;

LOTS 5 THROUGH 8, INCLUSIVE, BLOCK 12; AND

LOTS 10 THROUGH 13, INCLUSIVE, BLOCK 16

SKY RANCH SUBDIVISION FILING NO. 1, RECORDED JULY 20, 2018 UNDER RECEPTION NO. D8071296, COUNTY OF ARAPAHOE, STATE OF COLORADO.